UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Global Business Travel Group, Inc.
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To all colleagues May 4, 2026

Dear colleague,

Today, we are announcing that Amex GBT has entered into an agreement to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave. When we complete the transaction, we will be a privately held company.

Long Lake is a long-term investor specializing in transforming industries with technology, and General Catalyst, chaired by former American Express CEO Ken Chenault, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world, including Anthropic, Kayak, Airbnb and many more. Alpha Wave is a global alternative asset manager whose investments include SpaceX, Anthropic, OpenAI, TikTok, Long Lake and more.

What this means for Amex GBT

This is very exciting news – with these new partners on board, we add proven and scalable AI capabilities and expertise to drive more value to our leading travel technology solutions and our customers’ travel programs.

Amex GBT is a perfect fit for Long Lake’s proven Nexus AI transformation platform and growth-oriented approach. Its expertise will help us go faster and deliver unrivaled value and experiences for our customers and colleagues.

The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

What this means for colleagues

For colleagues, nothing changes today. Our focus remains exactly where it’s always been: supporting and delivering excellence for our customers and partners, as well as each other.

While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same – to deliver on our power plays and become a leading B2B software and services company for travel and expense.

Next steps and updates

The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

I understand you will have further questions, but there is not much more to share today. We will keep you updated on progress and share more information as soon as we can. To help shape our updates, please submit any questions and comments here.

We are excited to enter the next chapter for Amex GBT with Long Lake. This transaction is a testament to the value of Amex GBT, the exciting opportunities ahead of us, the success of our strategy and the strength of our incredible team.

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Our customers have always been at the heart of Amex GBT, and this partnership is about serving them even better.

Exciting times ahead.

Paul Abbott

Related information

●	Read the press release.

●	Read some frequently asked questions and keep up to date here.

●	If you are contacted by a reporter, please direct them to the Amex GBT global communications & public affairs team at: GlobalCommunications@amexgbt.com.

●
Social media guidance and discussing this transaction: We understand that you may want to share your views on this exciting transaction for Amex GBT. However, during this period of increased regulatory scrutiny, we are asking colleagues not to discuss information about the pending transaction or the company’s activities. We have switched off comments on the Lounge post and ask that you do not post about the transaction on our internal or external social media channels. We will share more information as soon as we can. To help shape our updates, you can submit any questions and comments here.

Please use this form if you have a comment or question about this message.

The information contained in this email is for internal purposes and Amex GBT colleagues only.

2/2

DESTINATIONS PEOPLE CONVERSATIONS SEARCH

Amex GBT agrees to go private

Mon, May 4, 2026 7:31 AM | 8 min read |

Today, we are announcing that Amex GBT has entered into an agreement to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave. When we complete the transaction, we will be a privately held company.

Long Lake is a long-term investor specializing in transforming industries with technology, and General Catalyst, chaired by former American Express CEO Ken Chenault, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world, including Anthropic, Kayak, Airbnb and many more. Alpha Wave is a global alternative asset manager whose investments include SpaceX, Anthropic, OpenAI, TikTok, Long Lake and more.

What this means for Amex GBT

1/5

This is very exciting news – with these new partners on board, we add proven and scalable AI capabilities and expertise to drive more value to our leading travel technology solutions and our customers’ travel programs.

Amex GBT is a perfect ﬁt for Long Lake’s proven Nexus AI transformation platform and growth-oriented approach. Its expertise will help us go faster and deliver unrivaled value and experiences for our customers and colleagues.

The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

What this means for colleagues

For colleagues, nothing changes today.Our focus remains exactly where it’s always been: supporting and delivering excellence for our customers and partners, as well as each other.

While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same – to deliver on our power plays and become a leading B2B software and services company for travel and expense.

Next steps and updates

The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

I understand you will have further questions, but there is not much more to share today. We will keep you updated on progress and share more information as soon as we can. To help shape our updates, please submit any questions and comments here.

We are excited to enter the next chapter for Amex GBT with Long Lake.This transaction is a testament to the value of Amex GBT, the exciting opportunities ahead of us, the success of our strategy and the strength of our incredible team.

Our customers have always been at the heart of Amex GBT, and this partnership is about serving them even better.

Exciting times ahead.

Related information

●	Read the press release.

●	Read some frequently asked questions and keep up to date here.

●	If you are contacted by a reporter, please direct them to the Amex GBT global communications & public affairs team at: GlobalCommunications@amexgbt.com

●
Social media guidance and discussing this transaction: We understand that you may want to share your views on this exciting transaction for Amex GBT. However, during this period of increased regulatory scrutiny, we are asking colleagues not to discuss information about the pending transaction or the company’s activities.We have switched off comments on the

2/5

Lounge post and ask that you do not post about the transaction on our internal or external social media channels.We will share more information as soon as we can. To help shape our updates, you can submit any questions and comments here.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected beneﬁts of the Merger and other statements regarding our ﬁnancial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,”“believe,” “continue,” “could,” “estimate,”“expect,” “intend,” “may,”“might,”“plan,”“possible,”“potential,”“predict,” “project,” “should,”“will,”“would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected ﬁnancial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conﬂicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and ﬁnancial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conﬂicts, including the war in Ukraine, the conﬂicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inﬂation and signiﬁcant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and

3/5

demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated beneﬁts of our merger with CWT Holdings, LLC ("CWT"); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over ﬁnancial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s ﬁlings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future ﬁlings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be ﬁled with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be ﬁled with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

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Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to ﬁle a proxy statement and certain other documents with the SEC. The deﬁnitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are ﬁled by the Company when ﬁled with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be ﬁled with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

BY PAUL ABBOTT

TOPICS

5/5

DESTINATIONS PEOPLE CONVERSATIONS SEARCH

Amex GBT agrees to go private

Amex GBT agrees to go private

A new partnership to serve our customers even better.

Paul Abbott 3 hours ago |

Most frequently asked questions

Here is an initial selection of questions and answers about the transaction and what it means for colleagues.

We will keep you updated on progress and share more information as soon as we can. To help shape our updates, please submit any questions and comments here.

Will my role and responsibilities change?

Roles and responsibilities will generally not change as a result of the transaction. We will keep you updated with any planned changes.

What will change for colleagues, customers, partners and external stakeholders?

1/6

Our day-to-day operations will remain “business as usual.” Amex GBT will continue to provide high-quality service and maintain customer-focused support. Until closing, we will continue to operate as an independent company.

While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same, to deliver on our power plays and become a leading B2B software and services company for travel and expense.

What happens to the current ESPP (employee stock purchase plan)?

We will continue to operate as an independent public company until the transaction closes and will continue to operate the Global Business Travel Group, Inc. Employee Stock Purchase Plan (ESPP), but no new offering periods will commence under the ESPP. GBTG shares purchased through the ESPP will be treated the same as other shares and will be cashed out in connection with the transaction.

What happens to any shares I hold?

We remain a public company until close, and our stock will remain listed on the NYSE until then. Colleagues who hold Amex GBT stock, like all stockholders, will receive $9.50 in cash for each share they own upon closing.

Will there be any changes to our purpose, vision or growth strategy?

While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same, to deliver on our power plays and become a leading B2B software and services company for travel and expense.

How will Amex GBT customers beneﬁt from the acquisition?

This transaction is a testament to the value of the Amex GBT platform, the success of our strategy, the strength of our incredible team, and our strong customer relationships.

We are excited to enter the next chapter for Amex GBT with Long Lake with support from General Catalyst and Alpha Wave, gaining proven and scalable AI capabilities and expertise to drive the agentic transformation of business travel while continuing to deliver for our customers.

Can I share this news on social media?

2/6

We understand that you may want to share your views on this exciting transaction for Amex GBT. However, during this period of increased regulatory scrutiny, we are asking colleagues not to discuss information about the pending transaction or the company’s activities. We have switched off comments on the Lounge post and ask that you do not post about the transaction on our internal or external social media channels. We will share more information as soon as we can.To help shape our updates, you can submit any questions and comments via this survey.

Who is Long Lake?

Long Lake pioneered the use of frontier technology to accelerate services industries. It  has acquired and partnered with dozens of wide-ranging services businesses, improving growth and customer experience with its proprietary Nexus AI transformation platform. It was founded in 2023 and is backed by investors including General Catalyst, Alpha Wave, Elad Gil,  D1,Thrive and other strategic partners. You can learn more about the ﬁrm by visiting their website at: www.llmh.com.

Who is General Catalyst?

General Catalyst is a global investment and transformation company, partnering with leading entrepreneurs to build toward resiliency and applied AI. It has supported the growth of 800+ businesses, including Airbnb, Anduril, Anthropic, Applied Intuition, Canva, Commure, Discord, Gitlab, Glean, Guild, Gusto, Helsing, Hubspot,  Instacart, Kayak, Livongo, Mistral, Ramp, Samsara, Snap, Stripe, Sword and Zepto. You can learn more about the ﬁrm by visiting their website at: www.generalcatalyst.com

Who is Alpha Wave?

Alpha Wave is a global alternative asset manager that has four main verticals: private equity, private credit, public markets, and insurance/retirement solutions. It is led by Rick Gerson, Navroz Udwadia, and Ryan Khoury. In private equity, Alpha Wave's objective is to invest in best-in-class growth stage companies deﬁning category leadership in the AI era; in private credit, direct lending to established businesses seeking funding solutions; and in public markets an uncorrelated strategy. Alpha Wave is building an AI-native life insurance and retirement solutions company. Alpha Wave’s investments include SpaceX, Anthropic, OpenAI, Cerebras, TikTok, Aman Resorts, Long Lake, Cognition,HistoSonics and more.You can learn more about the ﬁrm by visiting their website at: www.alphawaveglobal.com

When do you expect the deal to close? What approvals are required?

3/6

The transaction is expected to close in the second half of 2026, subject to satisfaction of customary closing conditions, including approval by Amex GBT stockholders and receipt of regulatory approvals.

What should I say if contacted by the media, an analyst or an investor?

Consistent with our policy, please forward media inquiries to Megan Kat, head of global communications and public affairs.All investor inquiries about the transaction should be directed to Jennifer Thorington, vice president of investor relations.

How will colleagues be kept informed?

We will share updates in our regular colleague comms channels and via leaders. To help shape our future comms, please submit any questions or comments via this survey.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected beneﬁts of the Merger and other statements regarding our ﬁnancial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,”“believe,” “continue,”“could,” “estimate,”“expect,”“intend,”“may,”“might,” “plan,”“possible,”“potential,”“predict,” “project,” “should,” “will,”“would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected ﬁnancial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and

4/6

to compete with existing and new competitors; (3) various conﬂicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and ﬁnancial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conﬂicts, including the war in Ukraine, the conﬂicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inﬂation and signiﬁcant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated beneﬁts of our merger with CWT Holdings, LLC ("CWT"); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over ﬁnancial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s ﬁlings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future ﬁlings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be ﬁled with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

5/6

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be ﬁled with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to ﬁle a proxy statement and certain other documents with the SEC. The deﬁnitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are ﬁled by the Company when ﬁled with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be ﬁled with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

6/6

GBT Travel Services UK Limited (GBT UK) and its authorized sublicensees (including Ovation Travel Group, Egencia, and CWT) use certain trademarks and service marks of American Express Company or its subsidiaries (American Express) in the “American Express Global Business Travel” and “American Express GBT Meetings & Events” brands and in connection with its business for permitted uses only under a limited license from American Express (Licensed Marks). The Licensed Marks are trademarks or service marks of, and the property of, American Express. GBT UK is a subsidiary of Global Business Travel Group, Inc. (NYSE: GBTG). American Express holds a minority interest in GBTG, which operates as a separate company from American Express.

About this document

These leader communications materials are designed to support you as you brief your teams. Please refer to the materials below to answer any key questions from your teams.
If you have any questions about this pack, please email *****.

Please share any feedback, questions or requests for leader support via this form.

Please note: this document and its contents may not be shared outside of Amex GBT. Use this solely as an aid in your verbal conversations.

This document contains unpublished, confidential, and proprietary information of American Express Global Business Travel (Amex GBT). No disclosure or use of any portion of these materials may be made without the express written consent of Amex GBT.
© 2026 GBT Travel Services UK Limited.
P.1

COLLEAGUE TALKING POINTS | AMEX GBT AGREES TO GO PRIVATE

Amex GBT has entered into an agreement to go private in an acquisition with Long Lake, with support from General Catalyst and Alpha Wave.
•	When we complete the transaction, we will be a privately held company.

•	Long Lake is a long-term investor specializing in transforming industries with technology.

•	General Catalyst, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world, including Anthropic, Kayak, Airbnb and many more.

•	Alpha Wave has invested in several impressive companies such as SpaceX, Anthropic, OpenAI, TikTok, Long Lake and more.

What this means for Amex GBT
•	This is very exciting news.

•	With these new partners on board, we add proven and scalable AI capabilities and expertise to drive more value to our leading travel technology solutions and our customers’ travel programs.

•
Amex GBT is a perfect fit for Long Lake’s proven Nexus AI transformation platform and growth-oriented approach. Its expertise will help us go faster and deliver unrivaled value and experience for our customers and colleagues.

•
The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

What this means for colleagues
•	For colleagues, nothing changes today.

•	Our focus remains exactly where it’s always been: supporting and delivering excellence for our customers and partners, as well as each other.

•
While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same – to deliver on our power plays and become a leading B2B software and services company for travel and expense.

Next steps and updates
•	We expect the transaction to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

•	We understand you will have further questions, but there is not much more to share today.

•	We will keep you updated on progress and share more information as soon as we can. To help shape updates, colleagues can submit any questions and comments via this survey (also found in The Lounge).

We are excited for the next chapter
•	We are excited to enter the next chapter for Amex GBT in partnership with Long Lake.

•	This transaction is testament to the value of Amex GBT, the success of our strategy and the strength of our incredible team.

•	Our customers have always been at the heart of Amex GBT, and this partnership is about serving them even better.

This document contains unpublished, confidential, and proprietary information of American Express Global Business Travel (Amex GBT). No disclosure or use of any portion of these materials may be made without the express written consent of Amex GBT.
© 2026 GBT Travel Services UK Limited.
P.2

Related information
•	Read the press release here

•	If you are contacted by a reporter, please direct them to the Amex GBT global communications & public affairs team at: GlobalCommunications@amexgbt.com

•
Social media guidance and discussing this transaction: We understand that you may want to share your views on this exciting transaction for Amex GBT. However, during this period of increased regulatory scrutiny, we are asking colleagues not to discuss information about the pending transaction or the company’s activities. We have switched off comments on the Lounge post and ask that you do not post about the transaction on our internal or external social media channels. We will share more information as soon as we can. To help shape our updates, colleagues can submit any questions and comments here.

This document contains unpublished, confidential, and proprietary information of American Express Global Business Travel (Amex GBT). No disclosure or use of any portion of these materials may be made without the express written consent of Amex GBT.
© 2026 GBT Travel Services UK Limited.
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COLLEAGUE Q&A | AMEX GBT AGREES TO GO PRIVATE

(Note: Q&As marked with an asterisk below are included in The Lounge).

*Q. Will my role and responsibilities change?
A. Roles and responsibilities will generally not change as a result of the transaction. We will keep you updated with any planned changes.

*Q: What will change for colleagues, customers, partners and external stakeholders?
A: Our day-to-day operations will remain “business as usual.” Amex GBT will continue to provide high-quality service and maintain customer-focused support. Until closing, we will continue to operate as an independent company.

While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same – to deliver on our power plays and become a leading B2B software and services company for travel and expense.

*Q. What happens to the current ESPP (employee stock purchase plan)?
A. We will continue to operate as an independent public company until the transaction closes and will continue to operate the Global Business Travel Group, Inc. Employee Stock Purchase Plan (ESPP), but no new offering periods will commence under the ESPP. GBTG shares purchased through the ESPP will be treated the same as other shares and will be cashed out in connection with the transaction.

*Q. What happens to any shares I hold?
A. We remain a public company until close, and our stock will remain listed on the NYSE until then. Colleagues who hold Amex GBT stock, like all stockholders, will receive $9.50 in cash for each share they own upon closing.

*Q. Will there be any changes to our purpose, vision or growth strategy?
A. While our company’s ownership will change upon the close of the transaction, our strategy and priorities remain the same, to deliver on our power plays and become a leading B2B software and services company for travel and expense.

*Q: How will Amex GBT customers benefit from the acquisition?
A: This transaction is a testament to the value of the Amex GBT platform, the success of our strategy, the strength of our incredible team, and our strong customer relationships.
We are excited to enter the next chapter for Amex GBT with Long Lake with support from General Catalyst and Alpha Wave, gaining proven and scalable AI capabilities and expertise to drive the agentic transformation of business travel while continuing to deliver for our customers.

*Q. Can I share this news on social media?
A. We understand that you may want to share your views on this exciting transaction for Amex GBT. However, during this period of increased regulatory scrutiny, we are asking colleagues not to discuss information about the pending transaction or the company’s activities. We have switched off comments on the Lounge post and ask that you do not post about the transaction on our internal or external social media channels. We will share more information as soon as we can. To help shape our updates, you can submit any questions and comments via this survey.

*Q: Who is Long Lake?
A: Long Lake pioneered the use of frontier technology to accelerate services industries. It has acquired and partnered with dozens of wide-ranging services businesses, improving growth and customer experience with its proprietary Nexus AI transformation platform. It was founded in 2023 and is backed by investors including General Catalyst, Alpha Wave, Elad Gil, D1, Thrive and other strategic partners. You can learn more about the firm by visiting their website at www.llmh.com.

This document contains unpublished, confidential, and proprietary information of American Express Global Business Travel (Amex GBT). No disclosure or use of any portion of these materials may be made without the express written consent of Amex GBT.
© 2026 GBT Travel Services UK Limited.
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*Q: Who is General Catalyst?
A: General Catalyst is a global investment and transformation company, partnering with leading entrepreneurs to build toward resiliency and applied AI. It has supported the growth of 800+ businesses, including Airbnb, Anduril, Anthropic, Applied Intuition, Canva, Commure, Discord, Gitlab, Glean, Guild, Gusto, Helsing, Hubspot, Instacart, Kayak, Livongo, Mistral, Ramp, Samsara, Snap, Stripe, Sword and Zepto. You can learn more about the firm by visiting their website at www.generalcatalyst.com

*Q. Who is Alpha Wave?
A: Alpha Wave is a global alternative asset manager that has four main verticals: private equity, private credit, public markets, and insurance/retirement solutions. It is led by Rick Gerson, Navroz Udwadia, and Ryan Khoury. In private equity, Alpha Wave's objective is to invest in best-in-class growth stage companies defining category leadership in the AI era; in private credit, direct lending to established businesses seeking funding solutions; and in public markets an uncorrelated strategy. Alpha Wave is building an AI-native life insurance and retirement solutions company. Alpha Wave’s investments include SpaceX, Anthropic, OpenAI, Cerebras, TikTok, Aman Resorts, Long Lake, Cognition, HistoSonics and more. You can learn more about the firm by visiting their website at www.alphawaveglobal.com

*Q: When do you expect the deal to close? What approvals are required?
A: The transaction is expected to close in the second half of 2026, subject to satisfaction of customary closing conditions, including approval by Amex GBT stockholders and receipt of regulatory approvals.

*Q: What should I say if contacted by the media, an analyst or an investor?
A: Consistent with our policy, please forward media inquiries to Megan Kat, head of global communications and public affairs. All investor inquiries about the transaction should be directed to Jennifer Thorington, vice president of investor relations.

*Q. How will colleagues be kept informed?
A. We will share updates in our regular colleague comms channels and via leaders. To help shape our future comms, please submit any questions or comments via this survey.

Additional Q&A for leaders to use to help answer colleagues’ questions.

Q: Will there be any changes in leadership because of this transaction?
A: Our day-to-day operations remain “business as usual”.

Q: What will happen to the Amex GBT brand?
A: There is no change to our brand license agreement or commercial relationship with American Express.

Q: Why are we entering into this transaction?
A: This transaction is a testament to the value of the Amex GBT platform, the success of our strategy, and the strength of our incredible team. Following a deliberate and thoughtful process, the Special Committee and the Board approved this transaction, which delivers a great outcome for Amex GBT’s stockholders, providing them with a certain and substantial cash value at an attractive premium.

Q: Will stockholders need to vote on this transaction?
A: Yes. The acquisition will also be subject to the approval by Amex GBT’s stockholders and other customary closing conditions.

Q: Do you believe you will have enough stockholder support to get this transaction approved?
A: Yes. We would not have entered into this agreement if we were not confident in our path to close. American Express, QIA, Expedia and BlackRock, which collectively own approximately 69% of Amex GBT’s outstanding shares, have entered into a voting agreement to vote in favor of the transaction at the special meeting of Amex GBT stockholders to be held in connection with the transaction.

This document contains unpublished, confidential, and proprietary information of American Express Global Business Travel (Amex GBT). No disclosure or use of any portion of these materials may be made without the express written consent of Amex GBT.
© 2026 GBT Travel Services UK Limited.
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Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC ("CWT"); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

This document contains unpublished, confidential, and proprietary information of American Express Global Business Travel (Amex GBT). No disclosure or use of any portion of these materials may be made without the express written consent of Amex GBT.
© 2026 GBT Travel Services UK Limited.
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